SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2004

MINORPLANET SYSTEMS USA, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	0-26140 (Commission File Number)	51-0352879 (I.R.S. Employer Identification Number)

1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 301-2000

(Former Name or Former Address, if Changed Since Last Report)

     Minorplanet Systems USA, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K, that was filed with the Securities and Exchange Commission on March 19, 2004 to amend and restate Item 4.

Item 4. Changes to Registrant’s Certifying Accountant.

     On March 15, 2004, the Audit Committee of the Board of Directors of the Company” approved the dismissal of, and dismissed, Deloitte Touche LLP (“Deloitte”) who previously served as the Company’s principal independent public accountants. A copy of the press release, dated March 19, 2004, announcing the dismissal of Deloitte is attached hereto as Exhibit 99.1.

     On November 7, 2003 Deloitte completed its audit of the consolidated financial statements of the Company as of August 31, 2003 and 2002, and for the fiscal year ended August 31, 2003 and the eight month period ended August 31, 2002, and issued a report thereon dated November 7, 2003 which expressed an unqualified opinion and included explanatory paragraphs concerning the Company’s ability to continue as a going concern (the “November 7, 2003 Report”). The November 7, 2003 Report is included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003 which was previously filed by the Company with the Securities and Exchange Commission (the “Commission”) on December 1, 2003.

     Except as contained in Deloitte’s November 7, 2003 Report, Deloitte’s reports on the consolidated financial statements of the Company for the eight month transition period ended August 31, 2002 and for the fiscal year ended August 31, 2003 do not contain an adverse opinion or disclaimer of opinion or a qualification or modification as to uncertainty, audit scope or accounting principles.

     During the Company’s two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     On March 19, 2004, following their review of the Company’s disclosure contained herein in response to Item 304(a) of Regulation S-K, Deloitte furnished the Company with a letter addressed to the Commission stating that it agrees with the statements made by the Company contained herein in response to Item 304(a) of Regulation S-K. A copy of the Letter, dated March 19, 2004, from Deloitte to the Commission is attached hereto as Exhibit 99.2.

     On March 15, 2004, the Audit Committee of the Company’s Board of Directors approved the engagement of BDO Seidman LLP (“BDO”), to serve as the Company’s principal independent public accountants to audit the Company’s financial statements for the fiscal year 2004, subject to the final approval of the United States Bankruptcy Court for the Northern District of Texas (Dallas Division). A copy of the press release, dated March 19, 2004, announcing the engagement of BDO is attached hereto as Exhibit 99.1.

     During the Company’s two most recent fiscal years and through the date of this Form 8-K, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description
16.1	Letter furnished to the Company by Deloitte addressed to the Commission stating that Deloitte agrees with the statements made by the Company contained in this Form 8-K/A in response to Item 304(a) of Regulation S-K.

99.1**	Press Release, dated March 19, 2004, announcing announcing the dismissal of Deloitte Touche LLP and engagement of BDO Seidman LLP.

**	Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINORPLANET SYSTEMS USA, INC.

/s/ W. Michael Smith
W. Michael Smith
Executive Vice President, Chief Operating Officer,
Chief Financial Officer and Treasurer

Date: April 14, 2004

Exhibit No.	Description
16.1	Letter furnished to the Company by Deloitte addressed to the Commission stating that Deloitte agrees with the statements made by the Company contained in this Form 8-K/A in response to Item 304(a) of Regulation S-K.

99.1 **	Press Release, dated March 19, 2004, announcing announcing the dismissal of Deloitte Touche LLP and engagement of BDO Seidman LLP.

**	Previously filed.